Restricted Net Assets	9 Months Ended
Sep. 30, 2013
Receivables [Abstract]
Restricted Net Assets

19. Restricted Net Assets

Regulations in the PRC currently permit payment of dividends of a PRC company only out of accumulated profits as determined in accordance with accounting standards and regulations in China. Under PRC law, the Company’s subsidiaries incorporated in China are required to set aside at least 10% of their after-tax profit based on PRC accounting standards each year to their general reserves until the cumulative amount reaches 50% of their paid-in capital. These reserves are not distributable as cash dividends, or as loans or advances.

As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately $10,749 and $10,749 (unaudited) of the Company’s total consolidated net assets as of December 31, 2012 and September 30, 2013. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries for working capital and other funding purposes, the Company may in the future require additional cash resources from our PRC subsidiaries due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company’s shareholders.

For the years ended December 31, 2010, 2011 and 2012 and the nine months ended September 30, 2012 (unaudited) and 2013 (unaudited), no dividends were declared by any of the Company’s subsidiaries.